UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   January 19, 2004


                  UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.
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Florida                      000-50022                   01-0626963
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State or other jurisdiction   Commission File IRS Employer Identification
 of incorporation)                Number                No.


3801 N. University Drive, Suite 317
Sunrise, Florida                              33351
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(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     954-748-3322


                                     n/a
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          (Former name or former address, if changed since last report)

Item 5:  Other Events and Regulation FD Disclosure

     (a) On January 19, 2004, the Company entered into an agreement with Cove Hill Consulting Inc. to handle its investor and public relations.

     (b) On January 27, 2004, in the 17th Judicial Circuit Court in and for Broward County, Florida against Mirador Consulting, Inc., a Boca Raton, FL public/investor relations firm, alleging a breach of contract for its failure to fulfill its contractual obligations. The Company is seeking the return of $48,000 and 50,000 shares of its stock paid as part of a compensation package to Mirador Consulting, plus other monetary damages.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 Exhibits.  99.1 Cove Hill Consulting Agreement

            99.2 Press Release dated February 4, 2004





                                    SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Date:    February 4, 2004             By:   /s/ K.Hankin
                                        ----------------------
                                         Kenneth Hankin, President

                                                      Exhibit 99.1

                           Cove Hill Consulting, Inc.
                                     Box 89
                                 25 Hartwood Way
                              Taftsville, VT 05073

                    Phone: (802) 457-3104 Fax: (802) 457-6104

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January 19, 2004

Mr. Kenneth N. Hankin, President/CEO
Universal Healthcare Management Systems, Inc.
3801 N. University Drive, Suite 317
Sunrise, FL 33351

Re: Consulting Agreement

Dear Mr. Hankin,

     The following outlines the Agreement between Universal Healthcare Management Systems, Inc. and its assigns ("Client") and David Russell, Jr., Cove Hill Consulting, Inc. or its assigns ("CHC") with respect to a proposed consulting assignment to be undertaken by CHC.

     The Client would like to retain CHC to provide help in attracting more attention to its common stock, to advise on corporate strategy and to introduce the Client to securities industry contacts that might further assist in focusing public attention on the Client's Common Stock. Client is a NASDAQ Bulletin Board listed company whose principal business is the development or acquisition of oncology care centers. The Client is interested in raising capital for its acquisition of various operations and needs to find one or more means to attract support for its corporate development activities.

Scope of Service

     1. CHC will work with Client to establish a program of public disclosure of
newsworthy   activities   that   accent  the  Client   Company's   mission   and
accomplishments.

     2. CHC will draft and circulate public releases and other financial marketing materials.

     3. CHC will establish information distribution networks to enable Client to reach a broad investment public in the United States.

     4. CHC will i'troduce and advise on financial information outlets that may augment the Client's public relations effort.

     5. CHC will attempt to find sources of capital on behalf of Client.

     6. CHC will represent Client in finding appropriate means by which to promote Client's financial image.

Compensation

CHC will provide its services for consideration as outlined below:

     1. CHC will receive a monthly retainer of six thousand dollars ($6,000) U.S. when, and if the Client is in a position to support such payment. Non-payment of the retainer will be accrued and satisfied in due course. This retainer will remain in place so long as it is mutually agreeable to both parties. This Agreement may be terminated at either party's behest with thirty
(30) days written notice.

     2. Client shall give twenty-five thousand (25,000) free-trading shares of Client's common stock to CHC upon executing this Agreement. CHC agrees that any sale of this stock shall post in the stock market at a minimum price of five dollars ($5.00) per share.

     3. CHC will pass on out of pocket pre-approved expenses such as travel, copying, shipping or outside services if and when they are needed.

     4. All cash pre-approved charges including retainer and expenses, etc. will
be  billed   monthly  and  due  upon  receipt.   Payment  will  conform  to  the
understanding in Item #1 above.

     It is specifically understood that the compensation referred to above does not include out of pocket expenses incurred in arranging and securing specific advertising or marketing costs associated with the Scope of Service. These expenses will not be incurred without the consent of the Client and will be passed along to the Client when, and if incurred on the Client's behalf.

     The undersigned parties do hereby accept and agree to all of the provisions of the International Chamber of Commerce Nondisclosure while this Agreement is effective.

     If this Agreement represents the understanding between the parties, please indicate this by acknowledgment and agreement below. This Agreement shall not be valid unless executed by both parties.

We very much look forward to working with you.

Very truly yours,

Acknowledged and Agreed to By:



s/s Kenneth Hankin                           s/s David Russell, Jr.
-------------------------------             ------------------------------
Kenneth N. Hankin, President/CEO            David Russell, Jr., President
Universal Healthcare Management Systems, Inc.  Cove Hill Consulting, Inc.

                                                             Exhibit 99.2





                      February 4, 2004 Tuesday 2:00 PM GMT

DISTRIBUTION: Health/Medical Writers; Business Editors

LENGTH: 275 words

HEADLINE: Universal Healthcare Management Systems Sues Mirador Consulting

DATELINE: SUNRISE, FL, Feb. 3, 2004

BODY:

     Universal Healthcare Management Systems (OTCBB: UHMG) announced today that it filed suit on January 27, 2004, in the 17th Judicial Circuit Court in and for Broward County, Florida against Mirador Consulting, Inc., a Boca Raton, FL public/investor relations firm, alleging a breach of contract for its failure to fulfill its contractual obligations. The Company is seeking the return of $48,000 and 50,000 shares of its stock paid as part of a compensation package to Mirador Consulting, plus other monetary damages.

     On January 19, 2004, Universal entered into a contract with Cove Hill Consulting, Inc. to handle its investor and public relations.

     Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: While these statements are meant to convey to the public, the Company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion and involve a number of risks and uncertainties, which may cause actual results to differ materially from those statements. Although management believes that these statements are based upon reasonable assumptions, management cannot guarantee future results. Important facts that may cause actual results to differ are set forth in the Company's periodic filings with the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof and the Company disclaims any responsibility to update or revise any forward-looking statement provided in this news release.

CONTACT: Universal Healthcare Management Systems, Inc.
Mark Wing, 954-748-3322
http://www.uhmsi.com

URL: http://www.businesswire.com

LOAD-DATE: February 4, 2004